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                                                                  DRAFT: 5/15/02



                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): June 7, 2002



                        INRANGE TECHNOLOGIES CORPORATION
             (Exact name of registrant as specified in its charter)

        DELAWARE                          000-31517                 06-0962862
  (State or other jurisdiction of    (Commission File Number)      (I.R.S. Employer
  incorporation or organization)                                   Identification No.)

                              100 Mt. Holly By-Pass
                                  P.O. Box 440
                           Lumberton, New Jersey 08048
               (Address of principal executive offices) (Zip Code)


        Registrant's telephone number, including area code (609) 518-4000

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Item 4.  Changes in Registrant's Certifying Accountants

         On June 7, 2002, Inrange Technologies Corporation (the "Company") dismissed Arthur Andersen LLP ("Andersen") as the Company's independent public accountants and engaged Deloitte & Touche LLP ("Deloitte & Touche") to serve as the Company's independent public accountants for the fiscal year ending December 31, 2002. This decision was made by the Board of Directors of the Company, upon the recommendation of its Audit Committee.

         Andersen's reports on the consolidated financial statements of the Company and its subsidiaries for the two most recent fiscal years ended December 31, 2001, did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.

         During the Company's two most recent years ended December 31, 2001 and the subsequent interim period through the date of this report, there were no disagreements between the Company and Andersen on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to Andersen's satisfaction, would have caused Andersen to make reference to the subject matter of the disagreement in connection with its reports. There were no reportable events as described in Item 304(a)(1)(v) of Regulation S-K.

         The Company provided Andersen with a copy of the foregoing disclosures. Attached, as Exhibit 16.1, is a copy of Andersen's letter, dated June 7, 2002, stating its agreement with such statements.

         During the Company's two most recent fiscal years ended December 31, 2001 and the subsequent interim period through the date of this report, the Company did not consult Deloitte & Touche with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's consolidated financial statements, or any other matters or reportable events as set forth in Items 304(a)(2)(i) and (ii) of Regulation S-K.

Item 7.  Financial Statements and Exhibits

         (c)    Exhibits.

         16.1 Letter from Arthur Andersen LLP to the Securities and Exchange Commission dated June 7, 2002.

                                       2

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             INRANGE TECHNOLOGIES
                                             CORPORATION


Date: June 7, 2002                           By: /s/ John R. Schwab
                                                ------------------------------

                                                John R. Schwab
                                                Vice President,
                                                Chief Financial Officer

                                       3

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                                  EXHIBIT INDEX



   Exhibit
   Number
   ------
                                   Description
                                   -----------

16.1 Letter from Arthur Andersen LLP to the Securities and Exchange Commission dated June 7, 2002.

                                       4